LifeScan, Inc. 1000 Gibraltar Drive, Milpitas, CA 95035-6312 Tel: 408-263-9789 Fax: 408.946.6070 www.LifeScan.com
December 7, 2005
Andrew Denver
Chairman
Universal Biosensors Inc
27, Woodviile Ave
Wahroonga NSW 2076
Australia
Dear Andrew,
I am writing to you today to propose amending our current License Agreement.
This amendment will be effective as of the date of this letter and amends the License Agreement (“Agreement”) entered into the 1st day of April, 2002 by and between Universal Biosensors, Inc., a Delaware corporation having a principal place of business at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (“Universal Biosensors”) and LifeScan Inc., a California corporation having its principal place of business at 1000 Gibraltar Drive, Milpitas, California 95035 (“LifeScan”). LifeScan and Universal Biosensors are sometimes collectively referred to herein individually as a “Party” or collectively as the “Parties.”
In consideration for the covenants and undertakings set forth herein and in the Agreement, the Parties hereby agree;
Section 1.6 is hereby deleted in its entirety and replaced by the following Section:
     1.6 “LIFESCAN’s Field” means diabetes, including, without limitation:
(a)	measurement of analytes for purposes of diagnosing, managing, monitoring, prognosticating, treating, or curing diabetes; and

(b)	the measurement of glucose in humans for any other purpose, including, without limitation, tight glycemic control

The Parties agree that all other provisions in the Agreement remain.
In witness whereof, LifeScan and Universal Biosensors have caused these present to be signed.
AGREED AND ACCEPTED TO:

UNIVERSAL BIOSENSORS INC		LIFESCAN, INC.

By:	/s/ Andrew Denver	By:	/s/ Eric P. Milledge

Name: Andrew Denver		Name: Eric P. Milledge
Title: Chairman		Title: Company Group Chairman
Date: Jan 9 2006		Date: 01/04/06

Exhibit 10.1
LICENSE AGREEMENT
     THIS AGREEMENT, is by and between LifeScan, Inc., a California corporation having its principal place of business at 1000 Gibraltar Drive, Milpitas, California 95035 (“LIFESCAN”), and Universal Biosensors Inc., a Delaware corporation having its principal place of business at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (“UNIVERSAL BIOSENSORS”).
     WHEREAS, LIFESCAN has acquired from USF Filtration and Separations Group Inc. (“FSG”) all right, title, and interest in and to certain know-how, patents and patent applications relating to electrochemical sensors;
     WHEREAS, UNIVERSAL BIOSENSORS desires to obtain a license in and to this know-how and these patents and patent applications and LIFESCAN desires to grant the license to UNIVERSAL BIOSENSORS.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree to the following:
1.	DEFINITIONS.
1.1	“Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with a party to the Agreement. “Control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

1.2	“Effective Date” means April 1, 2002.

1.3	“Field” means a field-of-use.

1.4	“Licensed Fields” means all Fields outside of LIFESCAN’s Field.

1.5	“LIFESCAN Acquired Know-How” means all know-how, data, and information acquired from FSG by LIFESCAN and related to the LIFESCAN Patents.

1.6	“LIFESCAN’s Field” means:
     a.) measurement of analytes for purposes of diagnosing, managing, monitoring, prognosticating, treating, or curing diabetes:
     b.) measurement of blood coagulation; and

     c.) measurement for purposes of diagnosing, managing, monitoring, prognosticating, treating, or curing blood coagulopathies excluding the measurement of total hemoglobin.
1.7	“LIFESCAN Acquired Patents” means those applications and patents acquired by LIFESCAN from FSG and identified on Exhibit A attached hereto and made a part hereof, as well as any patents issuing therefrom, foreign counterparts, divisions, continuations, renewals, reissues, re-examinations, patent extensions, and substitutions thereof.

1.8	“Product” means an article within the Licensed Fields that either falls within the scope of a Valid Claim of one of the LIFESCAN Acquired Patents or embodies LIFESCAN Acquired Know-How.

1.9	“Term” means the period beginning on the Effective Date and ending at the end of the term of the last to expire of the LIFESCAN Acquired Patents unless terminated earlier pursuant to Section 5.

1.10	“Valid Claim“ means a claim of an issued, unexpired patent that has not been held invalid by a court of competent jurisdiction or held unpatentable in a re-examination procedure in the United States Patent and Trademark Office.
2.	LICENSE.
2.1	a.) Subject to the provisions of paragraph 2.2 and Section 3, as of the Effective Date and for the Term, LIFESCAN hereby grants to UNIVERSAL BIOSENSORS a worldwide, royalty-free, exclusive license, with the right to sublicense, to make, have made, use, sell under and exploit in any way the LIFESCAN Acquired Patents and the LIFESCAN Acquired Know-How in the Licensed Fields.

b.) In order to exercise UNIVERSAL BIOSENSORS’ rights to sublicense any or all of the rights licensed under paragraph 2.1a.), UNIVERSAL BIOSENSORS shall provide that each sublicense contains the terms and conditions set forth in Section 3 and paragraph 4.6 of this Agreement

2.2	The license granted in paragraph 2.1a.) is subject to a reserved non-exclusive license in LIFESCAN and its Affiliates to make, have made, use, sell under and exploit in any way the LIFESCAN Acquired Patents and LIFESCAN Acquired Know-How in the Licensed Fields .

2.3	In consideration of the license granted under paragraph 2.1a.), UNIVERSAL BIOSENSORS hereby grants to LIFESCAN a worldwide, royalty-free, irrevocable, non-exclusive license to make, have made, use, and sell under and exploit in any way in LIFESCAN’s Field any and all intellectual property resulting from UNIVERSAL BIOSENSORS’ improvements, modifications, or adaptations whether or not patentable (collectively, “Improvements”) in respect of the LIFESCAN Acquired Patents, LIFESCAN Acquired Know-How, or both.

a.) All right, title and interest in and to the Improvements shall be in UNIVERSAL BIOSENSORS and UNIVERSAL BIOSENSORS at its sole discretion may, if registerable, register any of the Improvements in such territories (if any) that UNIVERSAL chooses.

b.) UNIVERSAL BIOSENSORS shall, at LIFESCAN’s expense, grant registerable user or license agreements in respect of any registered intellectual property in any Improvements that LIFESCAN determines is required in any particular territory to make the license in this paragraph 2.1 effective.

c.) Registered user or license agreements under paragraph 2.2 b.) shall be consistent with this paragraph 2.2, but otherwise shall be in usual or common form.
3.	RECAPTURE RIGHTS.
3.1	In order for UNIVERSAL BIOSENSORS to maintain the exclusive license granted in paragraph 2.1a.), UNIVERSAL BIOSENSORS shall use its best efforts to use and exploit the LIFESCAN Acquired Patents and LIFESCAN Acquired Know-How in the Licensed Fields; provided, however that UNIVERSAL BIOSENSORS retains the discretion to determine the means and manner of its exploitation of LIFESCAN Acquired Patents and LIFESCAN Acquired Know-How. For purposes of this Section 3, “exploit” or “exploitation” means:
a.)	using in research and development activities:

b.)	using in developing, making, selling, and distributing Products;

c.)	granting sublicenses in any Field within the Licensed Fields; and.

d.)	developing, in conjunction with a.), b.) or c.), new patent applications or other intellectual property that derives from or, is a development of, any of the LIFESCAN Acquired Patents and LIFESCAN Acquired Know-How in the Licensed Fields.

3.2	During the Term, UNIVERSAL BIOSENSORS shall provide to LIFESCAN periodic, written, summary reports on UNIVERSAL BIOSENSORS’ exploitation plans and any Improvements to which paragraph 2.3 applies, which reports shall be provided at least one (1) time per calendar year. LIFESCAN shall keep confidential any exploitation plans disclosed to it in under this paragraph 3.2.

3.3	In the event that LIFESCAN is approached by a third party that desires a license in a Field within the Licensed Fields in any or all of the LIFESCAN Acquired Patents or LIFESCAN Acquired Know-How, LIFESCAN shall refer the third party to UNIVERSAL BIOSENSORS by identifying the third party, identifying a contact for the third party, and providing UNIVERSAL BIOSENSORS copies of any correspondence received by LIFESCAN from the third party (collectively, a “Referral”). UNIVERSAL BIOSENSORS shall acknowledge in writing to LIFESCAN receipt of the Referral within thirty (30) days of such receipt.

3.4	If UNIVERSAL BIOSENSORS receives a Referral pursuant to paragraph 3.3, UNIVERSAL BIOSENSORS shall enter into good faith negotiations for grant of a license to the third party unless UNIVERSAL BIOSENSORS:
a.)	is engaged in exploitation of the LIFESCAN Acquired Patents or LIFESCAN Acquired Know-How, as applicable, in the Field that is the subject of the Referral; or

b.)	provides to LIFESCAN evidence that reasonably demonstrates to LIFESCAN that UNIVERSAL BIOSENSORS has bona fide plans to commence exploitation of the LIFESCAN Acquired Patent or LIFESCAN Acquired Know-How, as applicable, in the Field within twelve (12) months of the date of UNIVERSAL BIOSENSORS’ acknowledgment of the Referral.
3.5	If UNIVERSALBIOSENSORS fails to enter into negotiations under paragraph 3.4 within three (3) months of the date of UNIVERSAL BIOSENSORS’ acknowledgment of the Referral, LIFESCAN shall have the right to convert the license granted under paragraph 2.1a.) to a non-exclusive license with respect to the Field and LIFESCAN Acquired Patent or LIFESCAN Acquired Know-How that is the subject of the Referral;
4.	Patent Prosecution and Maintenance; Patent Marking.

4.1	a.) LIFESCAN shall accept liaison and financial responsibility for prosecution by a patent attorney, in independent practice nominated by LIFESCAN and approved by UNIVERSAL BIOSENSORS, of the application or applications within the LIFESCAN Acquired Patents directed to inventions within the Licensed Fields to allowance or to the point of necessary appeal from a final rejection by an Examiner of the USPTO, and those jurisdictions listed on Exhibit B attached hereto and made apart hereof and any other jurisdiction mutually agreed upon by the parties.
b.)	Except as may be later separately agreed upon by the parties in writing, LIFESCAN does not accept responsibility for:

i.) filing or prosecution of any appeal from a final rejection by an Examiner of the USPTO, or any other jurisdiction, of any of the patent applications; or

ii.) the conduct of any interference in which an application or patent arising from an application may become involved.
4.2	LIFESCAN will furnish UNIVERSAL BIOSENSORS copies of all office actions and LIFESCAN’s proposed responses thereto at least thirty (30) days prior to the earliest date set by the USPTO or corresponding foreign office for submission of the response and UNIVERSAL BIOSENSORS shall have the right to review and comment on LIFESCAN’s proposed response to such action.

4.3	In the event that LIFESCAN elects not to proceed with the prosecution of an application under subparagraph 4.1 a.), LIFESCAN shall notify UNIVERSAL BIOSENSORS of such decision and UNIVERSAL BIOSENSORS shall have the right at any time thereafter to assume and continue at its own expense the prosecution of the application. Upon receipt by UNIVERSAL BIOSENSORS of such notice from LIFESCAN, LIFESCAN:
a.)	shall be relieved of all further financial and other responsibility in respect to the application;

b.)	shall have no further rights thereto in all jurisdictions for which UNIVERSAL BIOSENSORS assumes financial responsibility for the prosecution;

c.)	shall enter into such assignments or other reasonably necessary documents in respect thereto in all jurisdictions for which UNIVERSAL BIOSENSORS assumes financial responsibility so as to properly vest ownership and the right to prosecute the application in UNIVERSAL BIOSENSORS or its nominee; and

d.)	shall provide to UNIVERSAL BIOSENSORS the file histories of the application in LIFESCAN’s possession.
4.4	Upon issuance of any patents resulting from the applications prosecuted pursuant to paragraph 4.1, LIFESCAN will accept responsibility for payment of maintenance fees for all jurisdictions mutually agreed upon by the parties. However, LIFESCAN shall have the right to discontinue the payment of any or all maintenance fees in any or all countries. In the event LIFESCAN discontinues such maintenance payments, LIFESCAN shall notify UNIVERSAL BIOSENSORS of such decision and UNIVERSAL BIOSENSORS may, at its option, maintain the patent solely at its own expense. Upon receipt by UNIVERSAL BIOSENSORS of such notice from LIFESCAN, LIFESCAN:
a.)	shall be relieved of all further financial and other responsibility in respect to the patent at issue;

b.)	shall have no further rights thereto in all jurisdictions for which UNIVERSAL BIOSENSORS has assumed the maintenance payments.

c.)	shall enter into such assignments or other reasonably necessary documents in respect thereto in all jurisdictions for which UNIVERSAL BIOSENSORS assumes financial responsibility so as to properly vest ownership and the right to maintain the patent in UNIVERSAL BIOSENSORS or its nominee; and

d.)	shall provide to UNIVERSAL BIOSENSORS the file histories of the patent in LIFESCAN’s possession.
4.5	a.) In the event that UNIVERSAL BIOSENSORS grants a sublicense in the LIFESCAN Acquired Patents and receives a lump sum payment, actual or minimum royalties payment, or both ( a “Payment”) from the sublicensee, UNIVERSAL BIOSENSORS agrees to pay fifty percent (50%) of such Payment (when received from time to time) to LIFESCAN in reimbursement of LIFESCAN’s payment of the prosecution and maintenance fees under this Section 4, such payment to LIFESCAN to cease at the end of the term of the LIFESCAN Acquired Patents that are the subject of the Payment from the sublicensee.
B.)	LIFESCAN acknowledges to UNIVERSAL BIOSENSORS that, apart from the rights to Payments under this paragraph 4.5, LIFESCAN is not entitled to receive any other amount by way of royalty or similar payment in respect of the license granted herein.
4.6	UNIVERSAL BIOSENSORS agrees to place in a conspicuous location on Products sold to third parties a patent notice, in accordance with 35 U.S.C. §287, and any corresponding provision of the laws of a jurisdiction other than the United States in which a Product is being sold, identifying the relevant LIFESCAN Patents, if any.
5.	TERMINATION.
5.1	This Agreement shall extend until the end of the Term unless terminated earlier in accordance with this Section 5.

5.2	This Agreement may be terminated by LIFESCAN in the event that UNIVERSAL BIOSENSORS fails to exploit the LIFESCAN Acquired Patents and LIFESCAN Acquired Know-How. For purposes of this paragraph 5.2:
a.)	exploit has the same meaning as in paragraph 3.1; and

b.)	if LIFESCAN wishes to terminate the Agreement pursuant to this paragraph 5.2, LIFESCAN shall first provide UNIVERSAL BIOSENSORS with ninety (90) days written notice of its intent to so terminate and, if at the expiration of the ninety (90) days, UNIVERSAL BIOSENSORS has not provided evidence to LIFESCAN that UNIVERSAL BIOSENSORS is exploiting the LIFESCAN Acquired Patents and the LIFESCAN Acquired Know-How, this Agreement shall terminate on the 91st day.
5.3	This Agreement may be terminated by LIFESCAN in the event that UNIVERSAL BIOSENSORS is liquidated or is wound up or is in persistent and material breach of its obligations under this Agreement. LIFESCAN shall first provide UNIVERSAL BIOSENSORS with ninety (90) days written notice of its intent to so terminate and, if at the expiration of the ninety (90) days, UNIVERSAL BIOSENSORS has not rectified the breach, this Agreement shall terminate on the 91st day.
6.	ENFORCEMENT OF PATENTS.

6.2	In the event that UNIVERSAL BIOSENSORS shall bring to LIFESCAN’s attention in writing any unlicensed infringement, within one of the Licensed Fields, of a LIFESCAN Acquired Patent and LIFESCAN does not, within six (6) months of receipt of such writing:
a.)	secure cessation of the infringement;

b.)	enter suit against the infringer; or

c.)	engage, along with UNIVERSAL BIOSENSORS, in bona fide negotiations for the acceptance by the infringer of a sublicense under the patents,
UNIVERSAL BIOSENSORS shall thereafter have the right to sue for the infringement at its own expense and to collect for its own use all damages, profits, and awards, of whatever nature.
6.2	Nothing in this Agreement shall be construed as an obligation on LIFESCAN’s part to enforce or defend the LIFESCAN Acquired Patents.
7.	WARRANTIES
7.1	Nothing in this Agreement shall be construed as a warranty or representation of the validity, enforceability, or scope of the LIFESCAN Acquired Patents.

7.2	Nothing in this Agreement shall be construed as a warranty or representation that a Product made, used, or sold under the license granted herein is or will be free from infringement of the intellectual property of third parties. LIFESCAN shall not be responsible for any award of damages arising out of charges that UNIVERSAL BIOSENSORS, alone or in combination with other entities or persons, infringed or infringes any claim of any third party patent by making, having made, using, selling or otherwise distributing Products.
LIFESCAN MAKES NO WARRANTIES OF ANY NATURE WITH RESPECT TO THE LIFESCAN PATENTS AND LIFESCAN KNOW-HOW INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTCIULAR PURPOSE, OR OTHERWISE.
8.	NOTICES
     All notices, reports, requests, or statements provided for in this Agreement shall be given in writing and may be served either by personal delivery or by depositing the same, postage prepaid, in the United States first class, certified, or registered mails (date of deposit will be considered date of delivery) addressed to the parties respectively at the following addresses:

a.	In the case of UNIVERSAL BIOSENSORS:
Beth Hughes
Venable Attorneys at Law
8010 Towers Crescent Drive
Suite 300
Vienna, Virginia 22182
USA
With a copy to:
Mr. Denis Hanley
Fax: 61 2 4365 5872
b.	In the case of LIFESCAN:
LifeScan, Inc.
1000 Gibraltar Drive
Milpitas, California 95035
Attn: President
Fax: (408) 956-4701
With a copy to:
Chief Patent Counsel
Johnson & Johnson
One Johnson & Johnson Plaza
New Brunswick, New Jersey 08933 U.S.A.
Fax: 732-524-5008
9.	ARBITRATION
     Any controversy or claim arising out of or relating to this Agreement or the validity, inducement, or breach thereof, shall be settled by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining (available at www.adr.org), except where those rules conflict with this provision, in which case this provision controls. Any court with jurisdiction shall enforce this clause and enter judgment on any award. The arbitrator shall be an attorney who has at least fifteen (15) years of experience with a law firm or corporate law department of over twenty-five (25) lawyers or who was a judge of a court of general jurisdiction. He shall be selected within ten days of commencement of the arbitration from the AAA’s National Roster of Arbitrators pursuant to agreement or through selection procedures administered by the AAA. The arbitration shall be held in San Francisco, California and in rendering the award the arbitrator must apply the substantive law of New York (except where that law conflicts with this clause), except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Within forty-five (45) days of initiation of arbitration, the parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than eight months from selection of the arbitrator. Failing such agreement, the AAA will design and the parties will follow procedures that meet such a time schedule. Each party has the right before or, if the arbitrator cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. THE ARBITRATOR SHALL NOT AWARD ANY PARTY PUNITIVE, EXEMPLARY, MULTIPLIED OR CONSEQUENTIAL DAMAGES, AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES. NO PARTY MAY SEEK OR OBTAIN PREJUDGMENT INTEREST OR ATTORNEYS’ FEES OR COSTS.
10.	GENERAL PROVISIONS.
10.1	This Agreement, or any of its rights and obligations, shall not be assigned or transferred in whole or in part by either party without the prior written consent of the other party.
a.)	Any attempted assignment or transfer of such rights or obligations without consent shall be void.

b.)	A party shall not unreasonably withhold its consent to an assignment or transfer as part of the sale of the whole or part of the business of the assignor or transferor and the assignee or transferee is of reasonable financial standing.
10.2	This Agreement shall be binding and inure to the benefit of the respective parties and their successors and assigns.

10.3	The waiver of either party, whether express or implied, of any provision of this Agreement, or of any breach or default of either party, shall not be construed to be a continuing waiver of such provision, or any succeeding breach or default or of a waiver of any other provision of this Agreement.

10.4	The interpretation, validity, and performance of this Agreement shall be governed by the laws of the State of New York, except for such laws directing application of the laws of another jurisdiction.

10.5	Each party shall comply with all applicable United States and foreign governmental laws and regulations including, without limitation, any such laws directed to importation and exportation.

AGREED AND ACCEPTED TO:

UNIVERSAL BIOSENSORS INC.		LIFESCAN, INC.

By:	/s/ Denis Hanley	By:	/s/ Eric P. Milledge

Name:	Denis Hanley	Name:	Eric P. Milledge
Title:	Director	Title:	Company Group Chairman

Date:	April 9, 2002	Date:	April 4, 2002

EXHIBIT A
LIFESCAN Patents

EXHIBIT A
Sensor Patents Granted

USF Reference	Title	Owner	Country	Patent Number	Issue Date	Issue Date
AU-C089	Analytic Cell	FSG	AU	719581	11-Sep-1997	11-Sep-1997
AU-C089	Analytic Cell	FSG	US	6193865	27-Feb-2001	15-Mar-1999
AU-C056	Electrochemical Cell	FSG	AU	712939	19-Jun-1996	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	SG	53339	17-Aug-1999	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	US	6284125	04-Sep-2001	17-Apr-1998
AU-C064	Electrochemical Cell	FSG	AU	705313	15-Nov-1996	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	US	6179979	30-Jan-2001	15-Mar-1999
AU-C141	Electrochemical Cell	FSG	AU	741403	02-Aug-1999	02-Aug-1999
AU-C142	Electrochemical Cell	FSG	AU	735132	02-Aug-1999	02-Aug-1999
AU-C137	Electrochemical Cell (Notch)	FSG	AU	738128	15-Nov-1996	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	US	6174420	16-Jan-2001	18-May-1999
AU-C065	Electrochemical Method	FSG	AU	705165	15-Nov-1996	15-Nov-1996
AU-C065	Electrochemical Method	FSG	IL	124494	03-Dec-2000	15-Nov-1996
AU-C065	Electrochemical Method	FSG	RU	2174679	10-Oct-2001	15-Nov-1996
AU-C065	Electrochemical Method	FSG	SG	53703	19-Sep-2000	15-Nov-1996
AU-C080	Electrochemical Method	FSG	US	5942102	24-Aug-1999	05-Jul-1997
AU-C094	Improved Electrochemical Cell	FSG	AU	723768	25-Mar-1998	25-Mar-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	US	6325917	04-Dec-2001	11-Feb-2000
AU-C167	Method and device for sampling and analyzing interstitial fluid and whole blood samples	FSG	WO	WO 01/72220	04-Oct-2001	26-Mar-2001
AU-C054	Method of Defining an Electrode Area	FSG	AU	693678	11-Apr-1996	11-Apr-1996
AU-C054	Method of Defining an Electrode Area	FSG	SG	45676	27-Apr-1999	11-Apr-1996
AU-C054	Method of Defining an Electrode Area	FSG	US	5980709	09-Sep-1999	10-Oct-1997
AU-C161	Method of Preventing short sampling of a capillary or wicking fill device	FSG	WO	WO 01/723395	04-Oct-2001	26-Mar-2001
AU-C041	Novel Electrochemical Cells	FSG	AU	697214	12-Apr-1995	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	US	5863400	26-Jan-1999	24-Feb-1997

	OWNER
	USF Filtration & Separations Group Inc	FSG

EXHIBIT A
Sensor Patents Pending

USF Reference	Title	Owner	Country	Application Number	Filing Date
AU-C245	Ambidextrous Strip	FSG	US
AU-C089	Analytic Cell	FSG	CA	2264288	11-Sep-1997
AU-C089	Analytic Cell	FSG	EP	97938686.9	11-Sep-1997
AU-C089	Analytic Cell	FSG	JP	513059/1998	11-Sep-1997
AU-C089	Analytic Cell	FSG	WO	PCT/AU97/00599	11-Sep-1997
AU-C244	Electrochemical Cell	FSG	US	09/709968	10-Nov-2000
AU-C056	Electrochemical Cell	FSG	CA	2222525	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	CN	96194874.4	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	EP	96917287.3	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	JP	502421/1997	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	KR	10-1997709488	19-Jun-1996
AU-C056	Electrochemical Cell	FSG	WO	AU96/00365	19-Jun-1996
AU-C064	Electrochemical Cell	FSG	BR	PI9611514-9	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	CA	2236850	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	CN	96199077.5	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	EP	96937919.7	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	HK	99103129.0	20-Jul-1999
AU-C064	Electrochemical Cell	FSG	IL	124495	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	JP	518444/1997	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	KR	703701/1998	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	MX	983881	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	RU	98111492	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	SG	9802884.8	15-Nov-1996
AU-C064	Electrochemical Cell	FSG	WO	PCT/AU96/00724	15-Nov-1996
AU-C215	Electrochemical Cell	FSG	US	09/618515	18-Jul-2000
AU-C260	Electrochemical Cell	FSG	IL	133994
AU-C279	Electrochemical Cell	FSG	US	09/840624	23-Apr-2001
AU-C317	Electrochemical Cell	FSG	US
AU-C137	Electrochemical Cell (Notch)	FSG	AT	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	BE	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	BR		16-Dec-1999
AU-C137	Electrochemical Cell (Notch)	FSG	CA
AU-C137	Electrochemical Cell (Notch)	FSG	CH	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	CN	99123109.0

EXHIBIT A

USF Reference	Title	Owner	Country	Application Number	Filling Date
AU-C137	Electrochemical Cell (Notch)	FSG	DE	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	DK	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	EP	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	ES	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	FR	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	GB	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	GR	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	HK	00107699.9	30-Nov-2000
AU-C137	Electrochemical Cell (Notch)	FSG	IL	132089	27-Sep-1999
AU-C137	Electrochemical Cell (Notch)	FSG	IT	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	JP
AU-C137	Electrochemical Cell (Notch)	FSG	KR	10-2001-7014495	14-Nov-2001
AU-C137	Electrochemical Cell (Notch)	FSG	LI	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	MX	999175	07-Oct-1999
AU-C137	Electrochemical Cell (Notch)	FSG	NL	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	RU	2000104734	24-Feb-2000
AU-C137	Electrochemical Cell (Notch)	FSG	SE	99202305.1	15-Nov-1996
AU-C137	Electrochemical Cell (Notch)	FSG	SG
AU-C316	Electrochemical cell connector	FSG	US
AU-C065	Electrochemical Method	FSG	BR	PI9611513-0	15-Nov-1996
AU-C065	Electrochemical Method	FSG	CA	2236848	15-Nov-1996
AU-C065	Electrochemical Method	FSG	CN	96199076.7	15-Nov-1996
AU-C065	Electrochemical Method	FSG	EP	96937918.9	15-Nov-1996
AU-C065	Electrochemical Method	FSG	HK	99101616.4	14-Apr-1999
AU-C065	Electrochemical Method	FSG	JP	518443/1997	15-Nov-1996
AU-C065	Electrochemical Method	FSG	KR	703700/1998	15-Nov-1996
AU-C065	Electrochemical Method	FSG	MX	983882	15-Nov-1996
AU-C065	Electrochemical Method	FSG	WO	PCT/AU96/00723	15-Nov-1996
AU-C213	Electrochemical method for measuring chemical reaction rates	FSG	AR	P010103342	13-Jul-2001
AU-C213	Electrochemical method for measuring chemical reaction rates	FSG	MY	PI20013295	11-Jul-2001
AU-C213	Electrochemical method for measuring chemical reaction rates	FSG	TH	066874	12-Jul-2001
AU-C213	Electrochemical method for measuring chemical reaction rates	FSG	TW	90117040	12-Jul-2001
AU-C213	Electrochemical method for measuring chemical reaction rates	FSG	US	09/616556	14-Jul-2000
AU-C213	Electrochemical method for measuring chemical reaction rates	FSG	WO	PCT/US01/21314	06-Jul-2001
AU-C131	Heated Electrochemical Cell	FSG	AU	29124/99	11-Mar-1999

EXHIBIT A

USF Reference	Title	Owner	Country	Application Number	Filling Date
AU-C131	Heated Electrochemical Cell	FSG	CA	2322757	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	DE	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	EP	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	ES	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	FR	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	GB	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	HK	01103634.5	25-May-2001
AU-C131	Heated Electrochemical Cell	FSG	IT	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	JP	2000-535917	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	NL	99910001.9	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	TW	88103765	11-Mar-1999
AU-C131	Heated Electrochemical Cell	FSG	US	09/659470	11-Sep-2000
AU-C131	Heated Electrochemical Cell	FSG	WO	PCT/AU99/00152	11-Mar-1999
AU-C094	Improved Electrochemical Cell	FSG	CA	2284532	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	DE
AU-C094	Improved Electrochemical Cell	FSG	EP	98910522.6	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	ES	98910522.6	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	FR	98910522.6	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	GB	98910522.6	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	IT	98910522.6	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	JP	543209/1998	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	NL	98910522.6	25-Mar-1998
AU-C094	Improved Electrochemical Cell	FSG	US	09/404119	23-Sep-1999
AU-C094	Improved Electrochemical Cell	FSG	WO	PCT/AU98/00200	25-Mar-1998
AU-C166	Improved Electrochemical Cell	FSG	US	09/568076	10-May-2000
AU-C107	Method and Apparatus for Automatic Analysis	FSG	AU	87263/98	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	CA	2300406	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	DE	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	EP	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	ES	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	FR	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	GB	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	GR	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	IE	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	IT	98938521.6	13-Aug-1998

EXHIBIT A

USF Reference	Title	Owner	Country	Application Number	Filing Date
AU-C107	Method and Apparatus for Automatic Analysis	FSG	JP	2000-510018	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	NL	98938521.6	13-Aug-1998
AU-C107	Method and Apparatus for Automatic Analysis	FSG	WO	PCT/AU98/00642	13-Aug-1998
AU-C307	Method and Apparatus for Automatic Analysis	FSG	US	09/970461	02-Oct-2001
AU-C167	Method and device for sampling and analyzing interstitial fluid and whole blood samples	FSG	TW	90108732	12-Apr-2001
AU-C167	Method and device for sampling and analyzing interstitial fluid and whole blood samples	FSG	US	09/536235	27-Mar-2000
AU-C167	Method and device for sampling and analyzing interstitial fluid and whole blood samples	FSG	WO	US01/09673	26-Mar-2001
AU-C054	Method of Defining an Electrode Area	FSG	CA	2216911	11-Apr-1996
AU-C054	Method of Defining an Electrode Area	FSG	EP	96908916.8	11-Apr-1996
AU-C054	Method of Defining an Electrode Area	FSG	JP	530573/1996	11-Apr-1996
AU-C054	Method of Defining an Electrode Area	FSG	WO	PCT/AU96/00210	11-Apr-1996
AU-C161	Method of preventing short sampling of a capillary or wicking fill device	FSG	TW	90108733	12-Apr-2001
AU-C161	Method of preventing short sampling of a capillary or wicking fill device	FSG	US	09/536234	27-Mar-2000
AU-C161	Method of preventing short sampling of a capillary or wicking fill device	FSG	WO	US01/09675	26-Mar-2001
AU-C287	Novel Electrochemical Cells	FSG	US	60/328846	10-Oct-2001
AU-C041	Novel Electrochemical Cells	FSG	AT	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	BE	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	CH	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	DE	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	DK	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	EP	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	ES	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	FR	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	GB	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	GR	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	IE	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	IT	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	JP	526564/1995	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	LU	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	MC	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	NL	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	PT	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	SE	95915068.1	12-Apr-1995
AU-C041	Novel Electrochemical Cells	FSG	WO	PCT/AU95/00207	12-Apr-1995
AU-C248	Novel mediation strategy for enzyme linked electrochemical assays	FSG	US

EXHIBIT A

USF Reference	Title	Owner	Country	Application Number	Filing Date
AU-C095	Sensor Connection Means	FSG	AT	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	AU	66044/98	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	BE	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	BR	PI9807987-5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	CA	2284634	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	CH	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	CN	98804325.4	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	DE	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	DK	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	EP	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	ES	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	FR	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	GB	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	GR	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	HK	00103935.2	29-Jun-2000
AU-C095	Sensor Connection Means	FSG	IL	131980	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	IT	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	JP	544532/1998	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	KR	7008615/1999	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	MX	998659	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	NL	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	RU	99122339	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	SE	98907775.5	20-Mar-1998
AU-C095	Sensor Connection Means	FSG	SG	9904624-5	20-Mar-1998
AU-C318	Sensor Connection Means	FSG	US	09/399512	20-Sep-1999
AU-C132	Sensor Connection Means Life	FSG	WO	PCT/AU98/00184	20-Mar-1998
AU-C132	Sensor Connection Means Life	FSG	US	to be advised	04-Jan-2002
AU-C132	Sensor with Improved Shelf Life	FSG	AU	29136/99	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	CA	2322454	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	DE	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	EP	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	ES	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	FR	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	GB	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	HK	01104929.7	31-Jul-2001
AU-C132	Sensor with Improved Shelf Life	FSG	IT	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	JP	2000-538226	16-Mar-1999

EXHIBIT A

USF Refrence	Tittle	Owner	Country	Application Number	Filing Date
AU-C132	Sensor with Improved Shelf Life	FSG	NL	99910013.4	16-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	TW	88104370	19-Mar-1999
AU-C132	Sensor with Improved Shelf Life	FSG	US	09/664688	19-Sep-2000
AU-C132	Sensor with Improved Shelf Life	FSG	WO	PCT/AU99/00166	16-Mar-1999
AU-C322	Direct Immunoassay Sensor	FSG	AU	Invention Disclosure	14-Jan-02
OWNER
	USF Filtration & Separations Group Inc	FSG

EXHIBIT A
Non Sensor Patents Pending

Case Number	Tittle	Owner	Country	Application Number	Filing Date
AU-C199	Anti-oxidant sensor disclosure	FSG	US	09/615691	14-JUl-2000
AU-C199	Anti-oxidant sensor disclosure	FSG	WO	US01/21961	12-Jul-2001
AU-C214	Hemoglobin Sensor	FSG	US	09/616512	14-Jul-2000
AU-C214	Hemoglobin Sensor	FSG	WO	US01/21964	12-Jul-2001
AU-C198	Immunosensor	FSG	US	09/616433	14-Jul-2000
AU-C198	Immunosensor	FSG	WO	US01/22202	13-Jul-2000

EXHIBIT B
Australia
Canada
EPO:
France
Germany
Italy
Netherlands
Spain
United Kingdom
Japan
United States